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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 15, 2002 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in PolyMedica Corporation's Annual Report on Form 10-K for the year ended March 31, 2002.



/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 22, 2002